SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                  May 15, 1998
                Date of Report (Date of earliest event reported)


                     TRANSPACIFIC INTERNATIONAL GROUP CORP.
             (Exact name of registrant as specified in its Charter)


    Nevada                  333-588-NY                        11-3860760
  (State of          (Commission File Number)        (IRS Identification Number)
Incorporation)


                4401 First Avenue, Brooklyn, New York, NY 11232
               (Address of principal executive offices) (Zip Code)


                                 (718) 832-0800
                (Issuer's telephone number, including area code)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)      On  February  11,   1998,   Transpacific   International   Group  Corp.
         ("Transpacific" or the "Registrant") consummated a merger (the "Merger") with Coffee Holding Co., Inc. ("Coffee") which was treated as a "purchase business combination" and a "reverse acquisition" for accounting purposes in which Transpacific was the legal acquirer and Coffee was the accounting acquirer.

(b)      (1)      On May 15, 1998,  the  Registrant  dismissed  German W. Chacon
                  ("Chacon") who had been previously engaged as the principal accountant for Transpacific and had previously audited its financial statements as of September 30, 1997 and for the period from October 9, 1995 (date of inception) to September
                  30, 1997.

         (2) Chacon's reports on Transpacific's financial statements for the period from October 9, 1995 to September 30, 1997 did not contain any adverse opinion or disclaimer of opinion, qualifications or modifications as to uncertainty, audit scope or accounting principles.

         (3)      There was no  "disagreement"  as set forth in Item 304 (a) (1)
                  (iv) of Regulation S-K with Chacon on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure within the period from October 9, 1995 to September 30, 1997 and the subsequent interim period preceding its dismissal which disagreement, if not resolved to Chacon's satisfaction, would have caused it to make reference to such disagreement.

         (4) During the period from October 9, 1995 to September 30, 1997 and the subsequent interim period preceding Chacon's dismissal, there were no "reportable events" as set forth in
                  Item 304 (a) (1) (v) of Regulation S-K.

(c)      (1)      On May 15, 1998, the Registrant  dismissed the accounting firm of Ira D. Ganzfried & Company ("Ganzfried") which had been previously engaged as the principal accountants for Coffee and had previously audited its financial statements as of October
                  31, 1996 and 1995 and for the years then ended.

         (2) Ganzfried's reports on Coffee's financial statements for the years ended October 31, 1996 and 1995 did not contain any adverse opinion or disclaimer of opinion, qualifications or modifications as to uncertainty, audit scope or accounting principles.

         (3)      There was no  "disagreement"  as set forth in Item 304 (a) (1)
                  (iv) of Regulation S-K with Ganzfried on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure for the years ended October 31, 1996 and 1995 and the subsequent interim period preceding its dismissal which disagreement, if not resolved to Ganzfried's satisfaction, would have caused it to make reference to such disagreement.

         (4) For the years ended October 31, 1996 and 1995 and the subsequent interim period preceding Ganzfried's dismissal, there were no "reportable events" as set forth in Item 304 (a)
                  (1) (v) of Regulation S-K.

(d) The decision to change accountants was recommended by the Board of Directors of the Registrant. The Registrant does not have an audit committee.

(e) On May 15, 1998, the Registrant engaged the accounting firm of J. H. Cohn LLP as the principal accountant to audit the Registrant's financial statements in subsequent years. Neither the Registrant nor anyone acting on its behalf consulted with J. H. Cohn LLP prior to engaging them regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Registrant's financial statements for which disclosure would be required by Item 304 (a) (2) of Regulation S-K.

(f) The Registrant has requested Chacon and Ganzfried to furnish the Registrant with letters addressed to the Securities and Exchange Commission stating whether they agree with the statements made by the Registrant in (b) above with respect to Chacon and (c) above with respect to Ganzfried, and if either does not, to state the respects in which it does not agree. The Registrant shall provide Chacon and Ganzfried with copies of this Form 8-K no later than the day this Form 8-K is filed with the Securities and Exchange Commission. The Registrant shall file the letters provided by Chacon and\or Ganzfried as exhibits in this Form 8-K. If such letters are unavailable at the time this Form 8-K is filed, the Registrant will request Chacon and\or Ganzfried to provide it with such a letter as promptly as possible so that the Registrant can file such letter with the SEC within ten business days after the filing of this Form 8-K.

ITEM 7.         EXHIBITS

Exhibit 16(a) - Letter from German W. Chacon, Certified Public Accountant.

Exhibit 16(b) - Letter from Ira D. Ganzfried & Company,
                Certified Public Accountants.



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Transpacific International Group Corp.



DATE: May 18, 1998                        By:      /s/ Andrew Gordon
                                              ----------------------------
                                                        President